UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2021

POTNETWORK HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Colorado	000-55969	46-5470832
(State of Incorporation)	(Commission File Number)	(IRS Employer ID No.)

3531 Griffin Road Ft.

 Lauderdale, Florida 33312

(Address of Principal Executive Offices)

(800) 433-0127

 (Registrant’s Telephone Number including Area Code)

_____________________________________________

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 17, 2021, Lee Lefkowitz (“Lefkowitz”) sent a letter to the Board of Directors of PotNetwork Holdings, Inc. (the “Company” or the “Registrant”), wherein he indicated he would resign as of January 14, 2022 as Chief Executive Officer, President, member of the board of directors and acting CFO of the Company).

On December 27, 2021, the Board of Directors accepted his resignation and released Lefkowitz from his duties and responsibilities to the Company.

On December 27, 2021, Sohail Quraeshi was appointed as a CEO and President of the Company. The Company has entered into an executive consulting agreement with Mr. Quraeshi.

Sohail Quraeshi, age 65, CEO, President. Mr. Quraeshi is a graduate of Buckingham University in the United Kingdom (L. Sc. Economics). He has been actively involved in the financial and securities industry as a Security Analyst with various international banking institutions in the United States, Asia Europe and the Middle East.

In the past three decades Mr. Quraeshi has served in leading roles in several public and private companies and currently the Founder of TSS Vertical, www.tssvertical.com, Managing Director Of Vahoca Pt Ltd, in Singapore, a private equity group, Vice Chairman of Moveo Technologies Corporation, www.drvn.com, and a member of the Board of Directors and Investment Advisor Team of Perpetual Value, www.perpetualvalue.com.

As a prominent member of the local community Mr. Quraeshi serves on two notable non-profit Boards, the Coalition of Hope, www.coalitionofhope.org, and Eagles Foundation Inc, that assist in disaster relief in, and around, the local community.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description

10.1	Executive Consulting Agreement with Mr. Quraeshi.
17.1	Letter of Resignation of Lee Lefkowitz.
17.2	Board Resolution accepting resignation of Mr. Lefkowitz and appointing Mr. Quraeshi as Director, President and CEO.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PotNetwork Holdings, Inc. (the “Registrant”) a Colorado corporation

Date: January 4, 2022	By:	/s/ Sohail Quraeshi
	Name:	Sohail Quraeshi
	Title:	Chief Executive Officer

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